Exhibit 10.6

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT MADE UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, THE EXISTENCE OF WHICH EXEMPTION HAS BEEN CONFIRMED BY AN OPINION OF COUNSEL.

Issue Date: December 21, 2015

Void after 5:00 p.m. Pacific Time, on December 21, 2020

COMMON STOCK WARRANT

1.     Definitions. As used herein the following capitalized terms shall have the meanings indicated below.

(a)     "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

(b)     "Business Day" means any day of the year on which national banking institutions in California are open to the public for conducting business and are not required or authorized to close.

(c)     "Common Stock" means the Corporation’s authorized shares of common stock, par value $0.001 per share, and any stock into which such common stock may hereafter be converted, changed or reclassified.

(d)     "Corporation" means Talon International, Inc., a Delaware corporation and any of its successors.

(e)     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

(f)     "Exercise Price" means $0.18 per share of Common Stock, as adjusted pursuant to the terms hereof.

(g)     "Expiration Time" means 5:00 pm Pacific Time on December 21, 2020.

(h)     "Governmental Body" means any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

(i)     "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

(j)     "Regulatory Approvals" with respect to the Holder, means, to the extent applicable and required to permit the Holder to exercise this Warrant for the Shares and to own such Shares without the Holder being in violation of any applicable law, rule or regulation, the receipt of any necessary approvals and authorizations of, filings and registrations with, or notifications to any Governmental Body.

(k)     "SEC" means the U.S. Securities and Exchange Commission.

(l)     "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

(m)     "Shares" means the shares of Common Stock purchasable pursuant to this Warrant.

(n)     "Warrant" means this Warrant as it may be amended, modified or replaced from time to time.

2.     Number of Shares; Exercise Price. This certifies that, for value received, PRINCESS INVESTMENT HOLDINGS INC., a Delaware corporation, and its successors and assigns (collectively, the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase 2,000,000 shares of Common Stock for a per share price equal to the Exercise Price.

3.     Exercise of Warrant.

(a)     This Warrant may be exercised, in whole or in part, at any time or from time to time on or after the date hereof, but in any event not later than the Expiration Time.

(b)     The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Corporation, and by the payment to the Corporation, by wire transfer of immediately available funds or certified, cashier's or other check acceptable to the Corporation (or as otherwise provided pursuant to Section 3(c) or 3(e) hereof), of an amount equal to the aggregate Exercise Price of the Shares being purchased.

(c)     In lieu of paying the Exercise Price in cash, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Corporation together with notice of such election, in which event the Corporation shall issue to the Holder a number of Shares computed using the following formula:

	X =	Y (A-B)
A
Where X	=	the number of the Shares to be issued to the Holder.
	Y	=	the number of the Shares purchasable under this Warrant.

	A	=	the Fair Market Value (as defined below) of one Share on the date of election under this Section 3(c).

	B	=	the Exercise Price (as adjusted to the date of such calculation)

(d)     For purposes of this Warrant, the per share "Fair Market Value" of the Shares shall mean:

(i)     If the Common Stock is publicly traded, the per share fair market value of the Shares shall be the closing price of the Common Stock, as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed, or if not so quoted or listed, then the fair market value shall be the average of the closing bid and asked prices of the Common Stock as published in The Wall Street Journal, in each case for the five (5) consecutive trading days immediately prior to the date of determination of fair market value; or

(ii)     If the Common Stock is not so publicly traded, the per share fair market value of the Shares shall be determined by either of the foregoing, as elected by Holder in its sole and absolute discretion: (A) the mutual agreement of the Corporation and Holder, or (B) alternatively, (if the Corporation and Holder do not agree as to the fair market value within fifteen (15) days after the initial written notice of either party's determination of the same), a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing selected by the Corporation and reasonably acceptable to the Holder (the "Appraiser"). The cost of the Appraiser shall be borne one-half by the Corporation and one-half by the Holder.

(e)     In lieu of the payment methods set forth in Section 3(b) hereof and the net issue exercise method set forth in Section 3(c) hereof, when permitted by law and applicable regulations, the Holder may pay the Exercise Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the Financial Industry Regulatory Authority (a "FINRA Dealer"), whereby the Holder irrevocably elects to exercise this Warrant and to sell at least that number of Shares so purchased to pay the aggregate Exercise Price for the Shares so purchased and the Holder (or, if applicable, the FINRA Dealer) commits upon sale (or, in the case of the FINRA Dealer, upon receipt) of such Shares to forward the Exercise Price directly to the Corporation, with any sale proceeds in excess of the Exercise Price being for the benefit of the Holder.

(f)     Promptly upon receipt of a notice to exercise, the Corporation will take all necessary actions to authorize the issuance of such Shares under this Warrant; provided, however, if the Common Stock has been converted into cash, securities or other property, then the Shares shall not be issued and this Warrant shall entitle the holder thereof to receive the cash, securities and/or other property payable for the Shares. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within three (3) Business Days and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time. The Corporation agrees that the Shares so issued will be deemed to have been issued to the Holder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Corporation in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Corporation may then be closed or certificates representing such Shares may not be actually delivered on such date.

(g)     Except as otherwise provided in this Section 3(g), each certificate for Shares initially issued upon the exercise of this Warrant and each certificate for Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT MADE UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, THE EXISTENCE OF WHICH EXEMPTION HAS BEEN CONFIRMED BY AN OPINION OF COUNSEL.”

Notwithstanding the foregoing, the legend requirements of this Section 3(g) shall terminate as to any particular Shares when (i) such Shares are transferred pursuant to an effective resale registration statement under the Securities Act, or (ii) the Corporation shall have received from the Holder thereof an opinion of counsel in form and substance reasonably acceptable to the Corporation that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Section 3(g) shall terminate, the Holder or subsequent transferee, as the case may be, shall be entitled to receive from the Corporation without cost to such Holder or transferee a certificate for the Shares without such restrictive legend.

4.     Adjustment to the Number of Shares Issuable and/or the Exercise Price. The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that if more than one subsection of this Section 4 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 4 so as to result in duplication:

(a)     Stock Splits, Subdivisions, Reclassifications or Combinations. If the Corporation shall (i) declare and pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to this Warrant after such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of this Warrant determined pursuant to the immediately preceding sentence.

(b)     Adjustment for Reorganizations, Reclassifications, etc. In the case, at any time after the date of this Warrant, that the Shares issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock or other securities or property, whether by reorganization, reclassification, merger or consolidation of the Corporation with or into any other entity or entities, or a sale of all or substantially all of the assets of the Corporation, or otherwise (other than a subdivision or combination of shares provided in Section 4(a)), then the Exercise Price and other applicable terms of this Warrant shall, concurrently with the effectiveness of such reorganization, reclassification, merger or consolidation, be proportionately adjusted or modified such that this Warrant shall be exercisable for, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock or securities or other property equivalent to the number of Shares that the Holder would have been entitled to receive upon exercise of this Warrant immediately before such event; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Exercise Price) shall thereafter be applicable, as nearly as may be reasonable, in relation to any shares of stock or other property thereafter receivable upon exercise of this Warrant.

(c)     Rounding. All calculations under this Section 4 shall be made to the nearest one-thousandth (1/1000th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 4 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.0001 or one-hundredth (1/100th) of a share of Common Stock.

5.     Distributions. In the event that the Corporation, after the date hereof, intends to declare a cash dividend upon its Common Stock or to distribute to holders of its Common Stock shares of Corporation's capital stock (except as otherwise adjusted in this Section 4), stock or other securities of other Persons, evidences of indebtedness issued by the Corporation or other Persons, assets, options or other rights, or intends to fix a record date for the determination of holders of Common Stock entitled to receive any such dividend or distribution, then, and in each such event, the Corporation shall give written notice to the Holder of such proposed dividend or distribution no less than 10 days prior to the record date for such dividend or distribution.

6.     Notice of Adjustments. Whenever any adjustment of any terms of this Warrant shall be required pursuant to Section 4 hereof, the Corporation shall promptly provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of Shares or other property which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

7.     Fractional Shares. This Warrant may not be exercised for fractional shares. In lieu of fractional shares the Corporation shall promptly make a cash payment therefor based upon the then current Fair Market Value of a Share.

8.     Transfer, Exchange, Assignment or Loss of Warrant.

(a)     Subject to compliance with applicable securities laws and the terms and conditions of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Corporation by the holder hereof in person or by duly authorized attorney.

(b)     Any transfer of this Warrant, in whole or in part, shall be made by surrender of this Warrant to the Corporation at its principal office with the assignment form annexed hereto (the “Assignment Form”) duly executed.  In such event, the Corporation shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant promptly shall be canceled.  This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation thereof at the principal office of the Corporation together with a written notice signed by the Holder thereof, specifying the names and denominations in which new Warrants are to be issued.  The terms “Warrant” and “Warrants” as used herein include any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

(c)     Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.  Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Corporation, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforced or enforceable by anyone.

(d)     All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Corporation.

9.     Investment Representations. The Holder, by accepting this Warrant, represents and warrants to the Corporation that the Holder is an “accredited investor” as defined in Rule 501 of Regulation D promulgated by the SEC under the Securities Act. The Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise of this Warrant, if the Warrant Shares shall not then be the subject of an effective registration statement under the Securities Act, the securities acquired by the Holder upon exercise hereof are for the account of the Holder or are being acquired for its own account for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at such time) of offering and distributing such securities (or any portion thereof), except in compliance with applicable federal and state securities laws.

10.     No Rights as Stockholders; Transfer Books. Except as set forth herein, this Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation prior to the date of exercise hereof. The Corporation will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

11.     Notices to Warrant Holders.  So long as this Warrant is outstanding and unexercised, in the event of any capital reorganization of the Corporation, reclassification of the Corporation, consolidation or merger of the Corporation with or into another business entity, sale, lease or transfer of all or substantially all of the property and assets of the Corporation to another business entity, or voluntary or involuntary dissolution, the Corporation shall cause to be delivered to the Holder, at least five Business Days prior to the date specified in (a) below, as the case may be, a notice containing a brief description of the proposed action and stating (a) the date on which such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place, and (b) the date, if any, which is to be fixed as the date on which the shareholders of record shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

12.     Charges, Taxes and Expenses. Issuance of Shares to the Holder upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Corporation.

13.     Representations, Warranties and Covenants of the Corporation. The Corporation represents, warrants and covenants to the Holder as follows:

(a)     The Corporation is duly incorporated, validly existing and in good standing as a corporation under the laws of Delaware. All corporate actions on the part of the Corporation, its officers, directors and stockholders necessary for the issuance of this Warrant and the sale and issuance of the Shares pursuant hereto and the performance of the Corporation's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant. The Corporation will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of the Warrant, a number of shares of Common Stock equal to the maximum number of Shares (as adjusted from time to time pursuant to the terms hereof) which may then be deliverable upon the exercise of this Warrant. The Corporation covenants that all Shares that shall be so issuable and deliverable shall, upon issuance thereof, be duly and validly authorized and issued and fully paid, and nonassessable and free from all taxes, liens and charges.

(b)     The Corporation has made available to the Holder true, correct and complete copies of its certificate of incorporation and bylaws, as amended. This Warrant is not inconsistent with the Corporation's certificate of incorporation or bylaws, and does not contravene any law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, agreement or other instrument to which it is a party or by which it is bound, and constitutes the legal, valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms.

(c)     No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other Governmental Body is required with respect to the execution, delivery and performance by the Corporation of its obligations under this Warrant, except for the filing of notices pursuant to the Securities Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby. Subject to the accuracy of the representations and warranties of Holder set forth in Section 9, the Corporation will use commercially reasonable efforts to ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares are listed or traded. The Corporation will reasonably cooperate to take such other actions as are necessary to obtain any Regulatory Approvals required to be obtained by the Corporation in connection with Holder’s exercise of its rights hereunder, including with respect to the issuance of the Shares.

(d)     All issued and outstanding shares of Common Stock and any other securities of the Corporation have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock and any other securities were issued in full compliance with all federal and state securities laws. No stockholder of the Corporation has preemptive rights to purchase any Shares issuable hereunder.

(e)     Subject to the accuracy of the representations and warranties of Holder set forth in Section 9, the issuance of the Shares upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the Securities Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

14.     Reports Under Exchange Act. With a view to making available to the Holder the benefits of Rule 144 promulgated by the SEC under the Securities Act ("SEC Rule 144") and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the Corporation agrees to:

(a)     make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Corporation for the offering of its securities to the general public but only for so long as the Corporation is subject to the periodic reporting requirements under Sections 13 or l5(d) of the Exchange Act;

(b)     file with the SEC in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act (at any time during which it is subject to such reporting requirements); and

(c)     furnish to the Holder, so long as the Holder holds this Warrants or owns any Shares, forthwith upon request (i) a written statement by the Corporation that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time during which it is subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Corporation and such other reports and documents so filed by the Corporation, and (iii) such other information as may be reasonably requested in availing of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form;

provided, however, nothing in this Section 13 shall be deemed to require the Corporation to remain subject to the reporting requirements under the Securities Act or the Exchange Act.

15.     Notices. Any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party only (a) if served personally, or (b) if sent by facsimile or overnight delivery service and a confirmation of receipt is obtained. If such notice, demand or other communication is served personally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication is sent by overnight delivery service or facsimile, such shall be conclusively deemed given at the time confirmation of receipt is obtained, provided the overnight delivery is addressed to the party to whom such notice, demand or other communication is to be given at the address set forth below.

If to the Corporation:

21900 Burbank Boulevard, Suite 270

Woodland Hills, California 91367

Attention: Larry Dyne

Telephone: (818) 444-4502)

Facsimile: (818) 444-6302

With a copy to:

Stubbs Alderton & Markiles, LLP

15260 Ventura Boulevard, 20th Floor

Sherman Oaks, California 91403

Attention: John McIlvery

Telephone: (818) 444-4502)

Facsimile: (818) 444-6302

If to Holder:

c/o Elkins Kalt Weintraub Reuben Gartside LLP

2049 Century Park East, Suite 2700

Los Angeles, California 90067

Attn: Frederick W. Gartside, Esq.

Telephone: (310) 746-4405

Telecopier: (310) 746-4495

With a copy to Clive Diamond by email: clive@stonebridge.com.au.

Any party hereto may change its address for the purpose of receiving notices, demands and other communications as herein provided by a written notice given in the manner aforesaid to the other party or parties hereto.

16.     Governing Law. This Warrant shall be governed by, and construed in accordance with, the substantive laws of the State of California without regard to principles of conflicts of laws; provided, however, as to the matters of corporate authority of the Corporation, the laws of the State of Delaware shall govern.

17.     Headings. The headings used herein are for convenience only and do not limit or alter the terms of this Warrant or in any way affect the meaning or interpretation of this Warrant.

18.     Successors and Assigns. All rights of each party shall inure to the benefit of its successors and assigns, and all obligations, liabilities, and duties of each party shall bind its successors and assigns.

19.     Entire Agreement; Amendment and Modification. This Warrant constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings, both written and oral, among the parties in respect of the subject matter hereof. No changes, amendments, or alterations hereto shall be effective unless pursuant to written instrument executed by Corporation and Holder. No waiver of any provision hereof shall be effective unless made in writing by the waiving party.

20.     Validity. The invalidity or unenforceability of any terms or provisions of this Warrant shall not affect the validity or enforceability of any other provisions of this Warrant, which shall remain in full force and effect, and, if any such unenforceable provision hereof is enforceable in any part or to any lesser extent, such provision shall be enforceable in all such parts and to the greatest extent permissible under applicable law.

21.     Signature. A facsimile or pfd signature shall constitute an original signature.

22.     Venue. THE CORPORATION AND HOLDER HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF CALIFORNIA IN LOS ANGELES COUNTY AND TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS WARRANT OR THE SUBJECT MATTER HEREOF. EACH OF THE CORPORATION AND HOLDER TO THE EXTENT PERMITTED BY APPLICABLE LAW (1) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN THE ABOVE-NAMED COURTS, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF SUCH COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS WARRANT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (2) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY OR OTHERWISE ARISE FROM THE SAME SUBJECT MATTER. FINAL JUDGMENT AGAINST THE CORPORATION OR HOLDER IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND BE ENFORCED IN ANY OTHER JURISDICTION (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF INDEBTEDNESS OR LIABILITY OF THE PARTY THEREIN DESCRIBED OR (Y) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION.

23.     Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

IN WITNESS WHEREOF, the Corporation has executed and delivered this Warrant as of the date first set forth above.

TALON INTERNATIONAL, INC.

By:	/s/ Larry Dyne
Name: Larry Dyne
Title: Chief Executive Officer

NOTICE OF EXERCISE OF WARRANT

TO: TALON INTERNATIONAL, INC.

Attention: Chief Executive Officer

1.     The undersigned hereby elects to purchase shares of the Common Stock of TALON INTERNATIONAL, INC., a Delaware corporation (the "Corporation") pursuant to the terms of the attached Warrant.

2.     Method of Exercise (Please initial the applicable blank):

____     The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

____     The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 3(c) or 3(e) of the attached Warrant, and accordingly requests delivery of a net of such securities.

3.     Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

___________________________________________

(Please Print Name on Line Above)

___________________________________________

(Please Print Address on Line Above)

4.     The undersigned hereby represents and warrants that the aforesaid shares of Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof.

Dated:__________________

If you are signing on behalf of an entity, please print the name of the entity and your title below and sign below:

_____________________________________

(Name of Entity)

By:__________________________________

(Signature)

Title of Signatory:___________________________

If you are signing as an individual, please sign below and print your name below your signature:

_____________________________________

Print Name:____________________________

ASSIGNMENT OF WARRANT

FOR VALUE RECEIVED, _______________________ hereby sells, assigns, and transfers unto (please type or print) ___________________________________, with the following address (please type or print address) _________________________________________________________________, the right to purchase ____ Shares represented by that certain Common Stock Warrant, dated December 21, 2015, originally issued by Talon International, Inc. (the "Corporation"), to Princess Investment Holdings Inc., a Delaware corporation, and does hereby irrevocably constitute and appoint the Corporation and its transfer agent, if any, as attorneys-in-fact to transfer the same on the books of the Corporation with full power of substitution in the premises.

Dated:___________

If you are signing on behalf of an entity, please print the name of the entity and your title below and sign below:

_____________________________________

(Name of Entity)

By:__________________________________

(Signature)

Title of Signatory:___________________________

If you are signing as an individual, please sign below and print your name below your signature:

_____________________________________

Print Name:____________________________